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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[...]    Preliminary Proxy Statement
[   ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12
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                               ANIMAS CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

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         2)      Aggregate number of securities to which transaction applies:

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         3)      Per unit price or other underlying value of transaction
                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4)      Proposed maximum aggregate value of transaction:

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         5)      Total fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

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         2)      Form, Schedule or Registration Statement No.:

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         3)      Filing Party::

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         4)      Date Filed:

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The following is the text of a memorandum distributed by Animas Corporation on
December 16, 2005.

                          Talking Points for Customers

     - Johnson & Johnson & Animas announced a definitive agreement whereby Animas will be acquired by Johnson & Johnson

     - Animas will be operating as a stand-alone entity reporting into LifeScan

     -    Key Facts

          -    Johnson & Johnson, the largest healthcare company in the world, known for its integrity & responsibility to patients & HCPs.
          -    Lifescan, the largest strip & meter company in the US, known for its excellent customer service.
          - Animas, the fastest growing pump company, known for its innovation and excellent customer support.
          - Together, J&J, LifeScan, and Animas will continue to provide level of patient care and service to healthcare providers.

     -    The merger of Animas into LifeScan will be the best of both worlds:

          - The merger is being structured to allow Animas to maintain its entrepreneurial and patient-centric focus.
          - The resources of J&J will help ensure that Animas will be able to continue to grow and bring its product pipeline of next generation syringe pumps, MEMs pumps, and continuous blood glucose monitoring to the market in a timely manner.
          - The combination of Animas with its pumps and LifeScan with its strips and meters shall allow both entities to better serve patients and produce better products.

This material is not a substitute for the proxy statement Animas Corporation will file with the Securities and Exchange Commission. You are urged to read the proxy statement, when it becomes available, because it will contain important information. The proxy statement and other documents, which will be filed by Animas with the Securities and Exchange Commission, will be available free of charge at the SEC's website, www.sec.gov, or by visiting Animas's website at www.animascorp.com.

Animas and certain of its directors, executive officers and certain other members of its management may be deemed to be soliciting proxies from Animas's stockholders in connection with the proposed transaction. You may obtain a detailed list of names, affiliations and interests of Animas participants in the solicitation of proxies of Animas's stockholders by reading the proxy statement when it becomes available.